Exhibit 10.36

Execution Version

Dated 23 October 2023

AMENDMENT TO THE TERM LOAN FACILITY

LEONARDO TWO, LTD.

as Borrower

and

NCL CORPORATION LTD.

as Guarantor

and

NCL INTERNATIONAL, LTD.

as Shareholder

and

NORWEGIAN CRUISE LINE HOLDINGS LTD.

as the Holding

and

NCL (BAHAMAS) LTD.

as Charterer

and

The Banks and Financial Institutions

LISTED IN SCHEDULE 1

as Lenders

and

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

BNP PARIBAS FORTIS S.A./N.V.

HSBC BANK PLC

CASSA DEPOSITI E PRESTITI S.P.A.

as Mandated Lead Arrangers

and

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

as Agent

and SACE Agent

and

Crédit Agricole Corporate and Investment Bank

as Security Trustee

SUPPLEMENTAL AGREEMENT

relating to a facility agreement originally dated 12 April 2017 (as amended from time to time, including as amended and restated by an amendment and restatement agreement dated 21 November 2017, as further amended by a supplemental agreement dated 4 June 2020, as further amended and restated by an amendment and restatement agreement dated 17 February 2021, as further amended and restated by an amendment and restatement agreement dated 17 June 2021, as further amended by a supplemental agreement dated 23 December 2021, as further amended by a supplemental agreement dated 16 December 2022 and as further amended and restated by an amendment and restatement agreement dated 19 May 2023)

in respect of the part financing of the 3,300 passenger cruise ship
m.v "NORWEGIAN VIVA".

Index

ClausePage

1 Definitions and Interpretation6

2 Conditions Precedent7

3 Representations8

4 Release, termination and reassignment8

5 Amendments to Facility Agreement and other Finance Documents9

6 Indemnity14

7 Further Assurance14

8 Costs, Expenses and Fees14

9 Notices15

10 Counterparts15

11 Signing Electronically15

12 Governing Law15

13 Enforcement15

Schedules

Schedule 1 The Lenders and Commitments14

Part A The Tranche A Lenders14

Part B The Tranche B Lenders17

Part C The Tranche C Lenders20

Schedule 2 Conditions Precedent23

Schedule 3 Form of Effective Date Certificate25

Schedule 4 Form of Notice of Reassignment26

Execution

Execution Pages17

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THIS AGREEMENT is made on 23 October 2023

Parties
(1)	LEONARDO TWO, LTD., an exempted company incorporated under the laws of Bermuda whose registered office is at Park Place, 55 Par-la-Ville Road, Hamilton HM11, Bermuda as borrower (the "Borrower")
(2)	NCL CORPORATION LTD., an exempted company incorporated under the laws of Bermuda with its registered office at Park Place, 55 Par-la-Ville Road, Hamilton HM11, Bermuda (the "Guarantor")
(3)	NCL INTERNATIONAL, LTD., an exempted company incorporated under the laws of Bermuda and having its registered office at Park Place, 55 Par-la-Ville Road, Hamilton HM11, Bermuda (the "Shareholder")
(4)	NORWEGIAN CRUISE LINE HOLDINGS LTD., an exempted company incorporated under the laws of Bermuda with its registered office at Park Place, 55 Par-la-Ville Road, Hamilton HM11, Bermuda (the "Holding")
(5)	NCL (Bahamas) Ltd., an exempted company incorporated in Bermuda with its registered office at Park Place, 55 Par-la-Ville Road, Hamilton HM11, Bermuda as bareboat charterer (the "Charterer")
(6)	THE FINANCIAL INSTITUTIONS listed in Schedule 1 (The Lenders and Commitments) as lenders (the "Lenders")
(7)	CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, a French société anonyme having its registered office located at 12, Place des États-Unis, CS 70052, 92547 Montrouge Cedex, France registered under number Siren 304 187 701 at the Registre du Commerce et des Sociétés of Nanterre, France, BNP PARIBAS FORTIS S.A./N.V. of 3, Montagne du Parc, 1 KA1E, 1000 Brussels, Belgium, HSBC BANK PLC of Level 2, 8 Canada Square, London, E14 5HQ, United Kingdom and CASSA DEPOSITI E PRESTITI S.P.A. of Via Goito, 4 – 00185, Roma, Italy as mandated lead arrangers (the "Mandated Lead Arrangers")
(8)	CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, a French société anonyme having its registered office located at 12, Place des États-Unis, CS 70052, 92547 Montrouge Cedex, France registered under number Siren 304 187 701 at the Registre du Commerce et des Sociétés of Nanterre, France as agent and SACE agent (the "Agent" and the "SACE Agent")
(9)	CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, a French société anonyme having its registered office located at 12, Place des États-Unis, CS 70052, 92547 Montrouge Cedex, France registered under number Siren 304 187 701 at the Registre du Commerce et des Sociétés of Nanterre, France as security trustee (the "Security Trustee")
Background
(A)	By the Original Facility Agreement, the Lenders agreed to make available to the Borrower a facility of (originally) the Dollar Equivalent of up to €640,000,000.00 and the amount of the SACE Premium (but not exceeding $868,108,108.11) for the purpose of assisting the Borrower in financing (a) the payment or reimbursement under the Shipbuilding Contract of all or part of 80% of the Final Contract Price up to the Eligible Amount and (b) reimbursement to the

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Borrower of 100% of the First Instalment of the SACE Premium paid by it to SACE and payment to SACE of 100% of the Second Instalment of the SACE Premium (as defined therein).
(B)	Due to the unprecedented and extraordinary impacts of the Covid-19 pandemic on the cruise sector and cruise operators, the Original Facility Agreement was amended pursuant to an amendment agreement dated 4 June 2020 (the "2020 Amendment Agreement"), further amended and restated pursuant to an amendment and restatement agreement dated 17 February 2021 (the "February 2021 Amendment and Restatement Agreement"), and further amended and restated pursuant to an amendment and restatement agreement dated 17 June 2021 (the "June 2021 Amendment and Restatement Agreement"), pursuant to which the parties agreed to the temporary suspension of certain covenants under the Guarantee and addition of certain covenants under the Original Facility Agreement (as amended pursuant to the 2020 Amendment Agreement and the February 2021 Amendment and Restatement Agreement). Pursuant to such amendments, the amount of the Facility was increased to an Amended Maximum Loan Amount of $ 1,143,712,708.87.
(C)	By a supplemental agreement dated 23 December 2021 and made between, amongst others, the Borrower, the Agent and the SACE Agent (the "December 2021 Amendment Agreement") and a supplemental agreement dated 16 December 2022 (the "December 2022 Amendment Agreement"), the Parties agreed to, inter alia, amend certain financial covenants and certain other provisions under the Original Facility Agreement (as amended by the 2020 Amendment Agreement, the February 2021 Amendment and Restatement Agreement and the June 2021 Amendment and Restatement Agreement).
(D)	By an amendment and restatement agreement dated 19 May 2023 (the "2023 Amendment and Restatement Agreement"), the Parties agreed to amend and restate the Original Facility Agreement (as amended by the 2020 Amendment Agreement, the February 2021 Amendment and Restatement Agreement, the June 2021 Amendment and Restatement Agreement, the December 2021 Amendment Agreement and the December 2022 Amendment Agreement) for the purpose of, inter alia, documenting the transition from LIBOR to SOFR.
(E)	The Guarantor, the Borrower and the Charterer (together, the "Management Agreement Parties") are party to certain management and service agreements dated the Delivery Date, pursuant to which certain technical, commercial, sales and marketing services were provided in respect of the Ship (the "Existing Management Agreements").
(F)	As part of a corporate restructuring of the Group, the Management Agreement Parties intend to terminate by way of a termination agreement (the "Termination Agreement") the Existing Management Agreements and replace the arrangements thereunder with a bareboat charter of the Ship from the Borrower to the Charterer, the rights under which the Borrower and the Charterer will assign to the Security Trustee.
(G)	Notwithstanding the termination of the Existing Management Agreements, the Charterer will continue to act as Approved Manager of the Ship. The Borrower’s rights and interests in the Assigned Property (as defined below) assigned pursuant to the General Assignment shall be released and reassigned pursuant to Clause 4 (Release, termination and reassignment) of this Agreement.
(H)	The Parties have agreed to amend and supplement the Facility Agreement (as defined below) as set out in this Agreement for the purposes of, inter alia, documenting the consequential amendments to be made to the Facility Agreement in connection with the changes referred to in Recitals (F) and (G) above.

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Operative Provisions
1	Definitions and Interpretation
1.1	Definitions

In this Agreement:

"Amended Facility Agreement" means the Facility Agreement as amended and supplemented by this Agreement.

"Assigned Property" shall have the meaning given to such term in the General Assignment.
"Bareboat Charter" means the bareboat charter agreement to be executed by the Effective Date by the Borrower as owner and the Charterer as bareboat charterer.
"Effective Date" means the date on which the Agent notifies the Borrower, the other Creditor Parties and SACE as to the satisfaction of the conditions precedent as provided in Clause 2 (Conditions Precedent).
"Facility Agreement" means the Original Facility Agreement, as amended from time to time, including as amended by the 2020 Amendment Agreement, as amended and restated by the February 2021 Amendment and Restatement Agreement, as further amended and restated by the June 2021 Amendment and Restatement Agreement, as further amended by the December 2021 Amendment Agreement, as further amended by the December 2022 Amendment Agreement and as further amended and restated by the 2023 Amendment and Restatement Agreement and made between, amongst others, (i) the Borrower, (ii) the Lenders, (iii) the Mandated Lead Arrangers, (iv) the Agent and the SACE Agent and (v) the Security Trustee.
"General Assignment" means the general assignment dated 3 August 2023 and made between the Borrower as owner and the Security Trustee pursuant to which the Borrower assigned, inter alia, its rights and interests in the Assigned Property (as defined therein) to the Security Trustee.
"Obligors" means the Borrower, the Guarantor, the Charterer, the Holding and the Shareholder.
"October 2023 Finance Documents" means this Agreement and the Tripartite General Assignment.
"Original Facility Agreement" means the facility agreement dated 12 April 2017 (as amended and restated by an amendment and restatement agreement dated 21 November 2017) and made between, amongst others, (i) the Borrower, (ii) the Lenders, (iii) the Mandated Lead Arrangers, (iv) the Agent and the SACE Agent and (v) the Security Trustee.
"Party" means a party to this Agreement.
"SACE" means SACE S.p.A., an Italian joint stock company (società per azioni) with a sole shareholder, whose registered office is located at Piazza Poli 37/42, 00187 Rome, Italy and registered with the Companies Registry of Rome under number 05804521002.

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"Tripartite General Assignment" means the general assignment entered into on or around the Effective Date and made between the Borrower as owner, the Charterer as bareboat charterer and the Security Trustee.
1.2	Defined expressions

Defined expressions in the Facility Agreement and, with effect from the Effective Date, the Amended Facility Agreement, shall have the same meanings when used in this Agreement unless the context otherwise requires or unless otherwise defined in this Agreement.

1.3	Application of construction and interpretation provisions of Facility Agreement

Clause 1.2 (Construction of certain terms) of the Facility Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

1.4	Designation as a Finance Document

The Borrower and the Agent designate this Agreement as a Finance Document.

1.5	Third party rights
(a)	Unless provided to the contrary in a Finance Document, a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the "Third Parties Act") to enforce or enjoy the benefit of any term of this Agreement other than SACE, who may enforce or enjoy the benefit of and rely on the provisions of this Agreement and the Amended Facility Agreement subject to the provisions of the Third Parties Act.
(b)	Notwithstanding any term of any Finance Document, the consent of any person who is not a Party (other than SACE) is not required to rescind or vary this Agreement at any time.
(c)	For the avoidance of doubt and in accordance with clause 37.4 (Third party rights) of the Facility Agreement, nothing in this Clause 1.5 (Third party rights) shall limit or prejudice the exercise by SACE of its rights under this Agreement or the Finance Documents in the event that such rights are subrogated or assigned to it pursuant to the terms of the SACE Insurance Policy.
2	Conditions Precedent
2.1	The Effective Date cannot occur unless:
(a)	the Agent has received (or on the instructions of all the Lenders, waived receipt of) all of the documents and other evidence listed in Schedule 2 (Conditions Precedent) in form and substance satisfactory to the Agent;
(b)	save as disclosed in writing to the Agent and SACE prior to the date of this Agreement, the representations and warranties contained in Clause 3 (Representations) are true and correct on, and as of, each such time as if each was made with respect to the facts and circumstances existing at such time;
(c)	save as disclosed in writing to the Agent and SACE prior to the date of this Agreement, no Event of Default, event or circumstance specified in clause 19 (Events of Default) of the Facility Agreement which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default, event resulting in mandatory prepayment of the Loan pursuant to clause

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17.3 (Mandatory prepayment – Sale and Total Loss) and clause 17.4 (Mandatory prepayment – SACE Insurance Policy) of the Facility Agreement shall have occurred and be continuing or would result from the amendment of the Facility Agreement pursuant to this Agreement; and
(d)	the Agent is satisfied that the Effective Date can occur and has not provided any instructions to the contrary informing the Parties that the Effective Date cannot occur.
2.2	Upon fulfilment or waiver of the conditions set out in Clause 2.1 above, the Agent shall provide the Borrower and the Creditor Parties and SACE with a copy of the executed certificate in the form set out in Schedule 3 (Form of Effective Date Certificate) confirming that the Effective Date has occurred and such certificate shall be binding on all Parties.
2.3	Other than to the extent that the Majority Lenders notify the Agent in writing to the contrary before the Agent provides the certificate described in Clause 2.2 above, the Creditor Parties authorise (but do not require) the Agent to execute and provide such certificate. The Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such certificate.
3	Representations
3.1	Facility Agreement representations

On the date of this Agreement and on the Effective Date, each Obligor that is a party to the Facility Agreement makes each of the representations and warranties as set out in clause 12 (Representations and warranties) of the Amended Facility Agreement and updated with appropriate modifications to refer to the October 2023 Finance Documents.

3.2	Finance Document representations

On the date of this Agreement and on the Effective Date, each Obligor (save for the Holding) makes the representations and warranties set out in the Finance Documents (other than the Facility Agreement) to which it is a party, as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement, by reference to the circumstances then existing.

4	Release, termination and reassignment
4.1	Termination of the Existing Management Agreements

With effect on and from the Effective Date, the Existing Management Agreements shall be terminated in accordance with the Termination Agreement.

4.2	Release

With effect on and from the Effective Date, the Security Trustee releases all Security created in its favour by the Borrower under the General Assignment.

4.3	Release of obligations

With effect on and from the Effective Date, the Security Trustee:

(a)	releases the Borrower from its obligations relating to the Assigned Property under the General Assignment; and

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(b)	releases the Charterer from its obligations as Approved Manager under each Approved Manager’s Undertaking dated 3 August 2023.
4.4	Reassignment

With effect on and from the Effective Date, the Security Trustee, without any warranty, representation, covenant or other recourse, reassigns to the Borrower all rights and interests of every kind which the Security Trustee now has to, or in correction with the Assigned Property under the General Assignment.

4.5	Delivery of further documents

Subject to the Borrower paying to the Security Trustee all expenses incurred by the Security Trustee in accordance with clause 11.11 (Transaction Costs) of the Facility Agreement, the Security Trustee shall promptly after execution of this Agreement and the Tripartite General Assignment, deliver to the Borrower an executed notice of reassignment of Insurances in the form set out in Schedule 4 (Form of Notice of reassignment).

5	Amendments to Facility Agreement and other Finance Documents
5.1	Specific amendments to the Facility Agreement

With effect on and from the Effective Date the Facility Agreement shall be, and shall be deemed by this Agreement to be, amended as follows:

(a)	In clause 1.1 (Definitions) of the Facility Agreement, the following definitions shall be added in alphabetical order:
(i)	"Bareboat Charter" means the bareboat charter of the Ship by the Borrower as owner to the Charterer as bareboat charterer, entered into no later than the October 2023 Effective Date in a form of draft approved by the Agent before the date of the October 2023 Amendment Agreement with such reasonable changes thereto as the Agent may approve from time to time.
(ii)	"Charterer" means NCL (Bahamas) Ltd., an exempted company incorporated in Bermuda with its registered office at Park Place, 55 Par-la-Ville Road, Hamilton HM11, Bermuda.
(iii)	"October 2023 Amendment Agreement" means the amendment to this Agreement dated 23 October 2023 between, amongst others, the Borrower, the Agent and the SACE Agent.
(iv)	"October 2023 Effective Date" has the meaning given to the term Effective Date in the October 2023 Amendment Agreement.
(b)	In clause 1.1 (Definitions) of the Facility Agreement, the following definitions shall be deleted and replaced as follows:
(i)	"Approved Manager" means any of the Borrower, NCL Corporation Ltd., the Charterer or other member of the Group, or any company which is not a member of the Group which the Agent may, with the authorisation of the Majority Lenders, approve from time to time as the manager of the Ship.

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(ii)	"Approved Manager's Undertaking" means, in the event that the Approved Manager is a company other than the Borrower or the Charterer as bareboat charterer, a letter of undertaking executed or to be executed by the Approved Manager in favour of the Agent, which will include, without limitation, an agreement by the Approved Manager to subordinate its rights against the Ship and the Borrower to the rights of the Secured Parties under the Finance Documents, in the agreed form.
(iii)	"Earnings" means all moneys whatsoever which are now, or later become, payable (actually or contingently) to the Borrower, the Agent or the Security Trustee by the Charterer as bareboat charterer and which arise out of the use or operation of the Ship, including (but not limited to):
(A)	all freight, hire, fare and passage moneys, compensation payable to the Borrower, the Agent or the Security Trustee (as the case may be) in the event of requisition of the Ship for hire, remuneration for salvage and towage services, demurrage and detention moneys and damages for breach (or payments for variation or termination) of any charterparty or other contract for the employment of the Ship;
(B)	all moneys which are at any time payable under Insurances in respect of loss of earnings;
(C)	all moneys which are at any time payable to the Borrower in respect of the general average contribution; and
(D)	if and whenever the Ship is employed on terms whereby any moneys falling within paragraphs (a) or (b) above are pooled or shared with any other person, that proportion of the net receipts of the relevant pooling or sharing arrangement which is attributable to the Ship.
(iv)	"Finance Documents" means:
(A)	this Agreement;
(B)	the 2017 Amending and Restating Agreement;
(C)	the 2020 Amendment Agreement;
(D)	the February 2021 Amendment and Restatement Agreement;
(E)	the June 2021 Amendment and Restatement Agreement;
(F)	the December 2021 Amendment Agreement;
(G)	the December 2022 Amendment Agreement;
(H)	the 2023 Amendment and Restatement Agreement;
(I)	the October 2023 Amendment Agreement;
(J)	any Fee Letter;
(K)	the Deferral Fee Letters;

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(L)	the June 2021 Fee Letters;
(M)	the December 2021 Fee Letters;
(N)	the December 2022 Fee Letters;
(O)	the Guarantee;
(P)	the Pre-delivery Security;
(Q)	the Supplemental Pre-Delivery Security;
(R)	the General Assignment;
(S)	the Mortgage;
(T)	the Post-Delivery Assignment;
(U)	any Subordinated Debt Security;
(V)	the Shares Security Deed;
(W)	the Approved Manager's Undertaking;
(X)	any Transfer Certificate;
(Y)	any Compliance Certificate;
(Z)	any Drawdown Notice;
(AA)	any other document (whether creating a Security Interest or not) which is executed as security for, or for the purpose of establishing any priority or subordination arrangement in relation to, the Secured Liabilities; and
(BB)	any other document (whether creating a Security Interest or not) which is designated as a Finance Document by agreement between the Borrower, SACE and the Agent.
(v)	"General Assignment" means an assignment of, inter alia, any Management Agreement, the Earnings, the Insurances, any charter and any Requisition Compensation, executed or to be executed by the Borrower and/or the Charterer as charterer and, in the event that the Approved Manager is not a member of the Group and is named as a co-assured in the Insurances, the Approved Manager in favour of the Security Trustee in the agreed form.
(vi)	"Management Agreement" means the management agreement (if any) entered or to be entered into between the Borrower or the Charterer (as disponent owner) and an Approved Manager which is not a member of the Group, with respect to the Ship on terms reasonably acceptable to the Majority Lenders and SACE.
(vii)	"Obligors" means the Borrower, the Guarantor, the Shareholder, the Charterer and (in the event that the Approved Manager is a member of the Group) the Approved Manager.

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(c)	Paragraphs (l) (y) and (z) of clause 12.2 (Continuing representations and warranties) shall be deleted and replaced as follows:

"(l) the obligations of the Borrower, the Shareholder, the Charterer and the Guarantor under the Finance Documents rank at least pari passu with all its other present unsecured and unsubordinated indebtedness with the exception of any obligations which are mandatorily preferred by law";

"(y) no payments made or to be made by the Borrower, the Shareholder, the Charterer or the Guarantor in respect of amounts due under this Agreement or any Finance Document have been or shall be funded out of funds of Illicit Origin and none of the sources of funds to be used by the Borrower, the Shareholder, the Charterer or the Guarantor in connection with the construction of the Ship or its business are of Illicit Origin;"

"(z) to the best of the Borrower's, the Shareholder's, the Charterer’s and the Guarantor's knowledge, no Prohibited Payment has been or will be made or provided, directly or indirectly, by (or on behalf of) it, any of its affiliates, its or its officers, directors or any other person acting on its behalf to, or for the benefit of, any authority (or any official, officer, director, agent or key employee of, or other person with management responsibilities in, of any authority) in connection with the Ship, this Agreement and/or the Finance Documents and/or the Pre-delivery Contracts;"

(d)	Paragraph (q) of clause 12.2 (Continuing representations and warranties) shall be deleted and replaced as follows:

"all the shares in the Borrower, the Charterer and all shares or membership interest in any Approved Manager which is a member of the Group shall be legally and beneficially owned directly or indirectly by (in the case of the Borrower), the Shareholder and (in the case of the Charterer and such Approved Manager) the Guarantor and such structure shall remain so throughout the Security Period;"

(e)	Clause 13.4 (Illicit Payments) shall be deleted and replaced as follows:

"No payments made by the Borrower, the Shareholder, the Guarantor, the Charterer or any Approved Manager which is a member of the Group in respect of amounts due under this Agreement or any Finance Document shall be funded out of funds of Illicit Origin and none of the sources of funds to be used by the Borrower, the Shareholder, the Guarantor, the Charterer or any Approved Manager which is a member of the Group in connection with the construction of the Ship or its business shall be of Illicit Origin."

(f)	Clause 13.5 (Prohibited Payments) shall be deleted and replaced as follows:

No Prohibited Payment shall be made or provided, directly or indirectly, by (or on behalf of) the Borrower, the Shareholder, the Guarantor, the Charterer or any of their affiliates, officers, directors or any other person acting on its behalf to, or for the benefit of, any authority (or any official, officer, director, agent or key employee of, or other person with management responsibilities in, of any authority) in connection with the Ship, this Agreement, the Finance Documents and/or the Pre-delivery Contracts.

(g)	The first paragraph of clause 14.1(b) shall be deleted and replaced as follows:

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"(b) any demise or bareboat charter (other than the Bareboat Charter), provided however that such consent shall not be unreasonably withheld in the event that the Borrower wishes to enter into a bareboat charter in a form approved by the Agent with another member of the Group on condition that if so requested by the Agent and without limitation:", and the remaining clauses will be renumbered and all relevant cross references will be updated accordingly.

5.2	Guarantor confirmation

On the Effective Date the Guarantor confirms that:

(a)	its Guarantee extends to the obligations of the Borrower under the Finance Documents as amended and supplemented by this Agreement;
(b)	the obligations of the relevant Obligors under the Finance Documents as amended and supplemented by this Agreement are included in the Secured Liabilities (as defined in the Facility Agreement); and
(c)	the Guarantee shall continue to be binding on each of the parties to it and have full force and effect in accordance with its original terms and the amendments to the Finance Documents as amended and supplemented by this Agreement.
5.3	Holding confirmation

On the Effective Date, the Holding confirms that, notwithstanding the amendments made to the Finance Documents pursuant to this Agreement, the undertakings given by the Holding under the Guarantee shall remain in full force and effect in accordance with its original terms and the amendments to the Finance Documents as amended and supplemented by this Agreement.

5.4	Security confirmation

On the Effective Date, each Obligor confirms that:

(a)	any Security Interest created by it under the Finance Documents extends to the obligations of the relevant Obligors under the Finance Documents as amended and supplemented by this Agreement;
(b)	the obligations of the relevant Obligors under the Finance Documents as amended and supplemented by this Agreement are included in the Secured Liabilities (as defined in the Finance Documents to which they are a party);
(c)	subject to paragraph (d) below, the Security Interests created under the Finance Documents continue in full force and effect on the terms of the respective Finance Documents; and
(d)	to the extent that this confirmation creates a new Security Interest, such Security Interest shall be on the terms of the Finance Documents in respect of which this confirmation is given.
5.5	Charterer confirmation

On the Effective Date, the Charterer confirms that, notwithstanding the amendments made to the Finance Documents pursuant to this Agreement, it shall continue to act as Approved

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Manager for as long as the Ship remains in the ownership of the Borrower and any Secured Liabilities remain outstanding pursuant to the Finance Documents.

5.6	Finance Documents to remain in full force and effect

The Finance Documents shall remain in full force and effect and, from the Effective Date:

(a)	in the case of the Facility Agreement, as amended and supplemented pursuant to Clause 5.1 (Specific amendments to the Facility Agreement);
(b)	the Facility Agreement and the applicable provisions of this Agreement will be read and construed as one document;
(c)	the Guarantee and the applicable provisions of this Agreement will be read and construed as one document; and
(d)	except to the extent expressly waived by the amendments effected by this Agreement, no waiver is given by this Agreement and the Lenders expressly reserve all their rights and remedies in respect of any breach of or other default under the Finance Documents.
6	Indemnity
6.1	In consideration of the Creditor Parties, at the request of the Borrower, entering into this Agreement and the transactions contemplated thereby, each Obligor hereby jointly and severally undertakes to indemnify each Creditor Party and keep it indemnified fully at all times against all claims, demands, actions, proceedings, damages, losses, costs and expenses which are made or brought against or incurred by a Creditor Party in consequence of or in connection with:
(a)	that Creditor Party’s participation in or performance of its obligations under this Agreement and the other agreements and transactions contemplated thereby;
(b)	this Agreement, the termination of the Existing Management Agreements or the entry into the Bareboat Charter;
(c)	any steps or actions or any failure to act by an Obligor in respect of any matter connected with or arising out of this Agreement, the termination of the Agreements or the entry into the Bareboat Charter (including, without limitation, the payment or non-payment of any Tax, the preparation and filing of any tax return or tax computation or the preparation of any financial statements) or any treatment or determination by any authority or regulator in respect thereof.
7	Further Assurance

Clause 13.20 (Further assurance) of the Amended Facility Agreement, applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

8	Costs, Expenses and Fees

Clause 11.11 (Transaction Costs) of the Amended Facility Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

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9	Notices

Clause 33 (Notices) of the Amended Facility Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

10	Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

11	Signing Electronically

The Parties acknowledge and agree that they may execute this Agreement and any variation or amendment to the same, by electronic instrument. The Parties agree that the electronic signatures appearing on the documents shall have the same effect as handwritten signatures and the use of an electronic signature on this Agreement shall have the same validity and legal effect as the use of a signature affixed by hand and is made with the intention of authenticating this Agreement, and evidencing the Parties' intention to be bound by the terms and conditions contained herein. For the purposes of using an electronic signature, the Parties authorise each other to conduct the lawful processing of personal data of the signers for contract performance and their legitimate interests including contract management.

12	Governing Law

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

13	Enforcement
13.1	Jurisdiction
(a)	The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a "Dispute").
(b)	The Obligors accept that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Obligor will argue to the contrary.
13.2	Service of process
(a)	Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in England and Wales):
(i)	irrevocably appoints Hannaford Turner LLP, currently of 107 Cheapside, London, EC2V 6DN, UK as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and
(ii)	agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.
(b)	If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrower (on behalf of all the Obligors) must immediately (and

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in any event within 10 days of such event taking place) appoint another agent on terms acceptable to the Agent. Failing this, the Agent may appoint another agent for this purpose.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

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Execution Pages

BORROWER

SIGNED by)/s/ Sam Harding

duly authorised)

for and on behalf of)

LEONARDO TWO, LTD. )

GUARANTOR

SIGNED by)/s/ Sam Harding

duly authorised)

for and on behalf of)

NCL CORPORATION LTD.)

SHAREHOLDER

SIGNED by ) /s/ Sam Harding

duly authorised   )

for and on behalf of)

NCL INTERNATIONAL, LTD.)

HOLDING

SIGNED by ) /s/ Sam Harding

duly authorised   )

for and on behalf of)

NORWEGIAN CRUISE LINE)

HOLDINGS LTD.)

BAREBOAT CHARTERER

SIGNED by ) /s/ Sam Harding

duly authorised   )

for and on behalf of)

NCL (BAHAMAS) LTD.)

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LENDERS

SIGNED by )/s/ Anne-Laure Orange

duly authorised )/s/ Jerome Léblônd

for and on behalf of)

CRÉDIT AGRICOLE CORPORATE)

AND INVESTMENT BANK )

SIGNED by )/s/ Bruno Cloquet

duly authorised )/s/ Gilles Masson

for and on behalf of)

BNP PARIBAS FORTIS S.A./N.V.)

SIGNED by )/s/ Varsha Sharan

duly authorised )

for and on behalf of)

HSBC BANK PLC)

SIGNED by )/s/ Antonella Coppola

duly authorised )

for and on behalf of)

CASSA DEPOSITI E PRESTITI S.P.A.)

SIGNED by )/s/ Isabella Roberts

duly authorised )

for and on behalf of)

DEKABANK DEUTSCHE )

GIROZENTRALE)

SIGNED by )/s/ Jihanne Flegean-Kihal

duly authorised )

for and on behalf of)

BANCO BPM S.P.A.)

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MANDATED LEAD ARRANGERS

SIGNED by )/s/ Anne-Laure Orange

duly authorised )/s/ Jerome Léblônd

for and on behalf of)

CRÉDIT AGRICOLE CORPORATE)

AND INVESTMENT BANK )

SIGNED by )/s/ Bruno Cloquet

duly authorised )/s/ Gilles Masson

for and on behalf of)

BNP PARIBAS FORTIS S.A./N.V. )

SIGNED by )/s/ Varsha Sharan

duly authorised )

for and on behalf of)

HSBC BANK PLC)

SIGNED by )/s/ Antonella Coppola

duly authorised )

for and on behalf of)

CASSA DEPOSITI E PRESTITI S.P.A.)

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AGENT

SIGNED by )/s/ Anne-Laure Orange

duly authorised )/s/ Jerome Léblônd

for and on behalf of)

CRÉDIT AGRICOLE CORPORATE AND)

INVESTMENT BANK )

SACE AGENT

SIGNED by )/s/ Anne-Laure Orange

duly authorised )/s/ Jerome Léblônd

for and on behalf of)

CRÉDIT AGRICOLE CORPORATE AND)

INVESTMENT BANK )

SECURITY TRUSTEE

SIGNED by )/s/ Anne-Laure Orange

duly authorised )/s/ Jerome Léblônd

for and on behalf of)

CRÉDIT AGRICOLE CORPORATE AND)

INVESTMENT BANK )